UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ING MAYFLOWER TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING MAYFLOWER TRUST

ING International Value Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

November 23, 2010

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING International Value Fund (the “Fund”), a series of ING Mayflower Trust, I invite you to a special meeting of shareholders (“Special Meeting”) of the Fund scheduled for 10:00 a.m., local time, on January 6, 2011, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Fund and to you as a shareholder.

At the Special Meeting, shareholders of the Fund will be asked to vote on: (1) a proposal to add del Rey Global Investors, LLC as an additional sub-adviser to the Fund; (2) proposals to add each of ING Investment Management Asia/Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V. as the Fund’s additional sub-adviser; and (3) a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders. Shareholders of the Fund may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board has concluded that the Proposals are in the interests of the Fund and its shareholders and recommends that you vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than January 5, 2011.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

ING MAYFLOWER TRUST

ING International Value Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF ING INTERNATIONAL VALUE FUND

Scheduled for January 6, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (“Special Meeting”) of ING International Value Fund (the “Fund) is scheduled for January 6, 2011, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, the Fund’s shareholders will be asked to vote on: (1) a new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and del Rey Global Investors, LLC, the proposed additional sub-adviser to the Fund; (2) a new sub-advisory agreement between ING Investments and each of ING Investment Management Asia/Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V.; and (3) a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders (the “Proposals”). Shareholders of the Fund may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting.

Shareholders of record as of the close of business on October 8, 2010 are entitled to notice of, and to vote at, the Special Meeting.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by (1) executing and submitting a new Proxy Ballot, (2) giving written notice of revocation to the Fund of an earlier submitted Proxy Ballot, or (3) voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated:  November 23, 2010

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PROXY STATEMENT

ING MAYFLOWER TRUST

ING INTERNATIONAL VALUE FUND

November 23, 2010

Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

SPECIAL MEETING OF SHAREHOLDERS

Scheduled for January 6, 2011

(This page intentionally left blank)

Why is the Special Meeting being held?

The Special Meeting is being held for the following purposes:

1.               To vote on  a new sub-advisory agreement between ING Investments, LLC (“ING Investments” or the “Adviser”), the Fund’s investment adviser, and del Rey Global Investors, LLC, the proposed additional sub-adviser to the Fund;

2.               To vote on a new sub-advisory agreement between ING Investments and each of ING Investment Management Asia/Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V.;

3.               To vote on a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, subject to prior approval by the Board of Trustees (the “Board”) of ING Mayflower Trust (the “Trust”), to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders; and

4.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Who is asking for my vote?

The Board is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about November 23, 2010 to you and all other shareholders of record who have a beneficial interest in the Fund as of the close of business on October 8, 2010 (“Record Date”).  The Board is soliciting your vote for a special meeting of the Fund’s shareholders (“Special Meeting”).

Who is eligible to vote?

Shareholders of record as of the Record Date are eligible to vote their shares.  (See “How do I vote?” and “Additional Information Regarding the Proxy Solicitation” below, for a more detailed discussion of voting procedures.)

Each share of each class of the Fund is entitled to one vote.  The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date:

Class	Shares Outstanding
Class A	47,447,235.297
Class B	282,881.526
Class C	18,963,367.539
Class I	39,403,225.732
Class W	2,087,646.666
Total	108,184,356.760

To the best of the Trust’s knowledge, as of October 8, 2010 (1) no person owned beneficially more than 5% of the outstanding shares of the Fund except as set out in Appendix A to this Proxy Statement; and (2) no Trustee or officer of the Fund owned beneficially more than 1% of the Fund’s outstanding shares.

What information is contained in the Proxy Statement?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Proxy Ballot, because you have the right to vote on these important Proposals concerning your investment in the Fund.

The word “you” is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Therefore, references to “you” or “shareholders” throughout the proxy materials usually can be read to include shareholders.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot originally sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at 1-866-209-6472.

Who will solicit my proxy?

The Trust has retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $147,800, which will be shared equally by the Fund and ING Investments (and/or an affiliate). As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-866-209-6472. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

When and where will the Special Meeting be held?

The Special Meeting will be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and is scheduled for January 6, 2011 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Tuesday, January 6, 2011.

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing. Copies of the Fund’s Semi-Annual Report for the period ended April 30, 2010 (unaudited) were previously mailed to shareholders. The Fund’s Annual Report for the fiscal year ended October 31, 2010 will be mailed to shareholders on or around December 30, 2010.

You can obtain copies of the Annual and Semi-Annual Reports of the Fund upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposals described in this Proxy Statement.

PROPOSAL ONE

APPROVAL OF APPOINTMENT OF AN ADDITIONAL SUB-ADVISER AND IMPLEMENTATION OF AN ADDITIONAL SUB-ADVISORY AGREEMENT

What is Proposal One?

The Fund’s shareholders are being asked to approve the appointment of del Rey Global Investors, LLC (“del Rey”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, the Fund’s investment adviser, and del Rey (the “del Rey Sub-Advisory Agreement”).  At a meeting on September 30, 2010, the Board approved the appointment of del Rey as an additional sub-adviser to the Fund and the del Rey Sub-Advisory Agreement.  If approved by shareholders, the del Rey Sub-Advisory Agreement is expected to become effective on or around January 21, 2011 and will remain in full force and effect, unless otherwise terminated, through November 30, 2011.  A copy of the proposed del Rey Sub-Advisory Agreement is included as Appendix B.

Who is the Fund’s adviser?

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund.  ING Investments is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include ING Investments and its affiliates, would be divested by ING Groep by the end of 2013.  While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s advisory agreements, which may trigger the need for shareholder approval of new agreements.

ING Investments became an investment management firm in April 1995.  As of December 31, 2009, ING Investments managed approximately $46.5 billion in assets. ING Investments’ principal address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

ING Investments serves as investment adviser to the Fund pursuant to an investment management agreement between ING Investments and the Trust, dated September 1, 2000, as amended (the “Investment Management Agreement”). The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the Fund’s shareholders, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.

The Investment Management Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended (the “1940 Act”), on November 12, 2009.  The Investment Management Agreement was most recently approved by the Fund’s shareholders on August 18, 2000, in connection with the acquisition of Pilgrim Investments, Inc. by ING Groep N.V.(1)

For the services it provides to the Fund under the Investment Management Agreement, ING Investments currently receives advisory fees, payable monthly, pursuant to the following fee schedule (as a percentage of the Fund’s average daily net assets): 1.00% on the first $5 billion; 0.95% on the next $2.5 billion; 0.90% on the next $2.5 billion; and 0.85% on assets above $10 billion. The Fund paid approximately $14,570,416 in annual fees to ING Investments for fiscal year ended October 31, 2010.

See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

(1)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

Who are the Fund’s current sub-advisers?

Brandes Investment Partners L.P. (“Brandes”), a Delaware limited partnership, has sub-advised the Fund since its inception in March 1995.  Founded in 1974, Brandes is an investment advisory firm currently with 80 investment professionals who as of December 31, 2009 managed over $53.1 billion in assets. The principal address of Brandes is 11988 El Camino Real, Suite 500, San Diego, California 92130. Pursuant to its authority under the Investment Management Agreement, ING Investments delegated to Brandes sub-advisory duties, including responsibility for the day-to-day management of a portion (“sleeve”) of the Fund, under the supervision of ING Investments. The sub-advisory agreement between ING Investments and Brandes was approved by shareholders of the Fund on August 18, 2000, in connection with the acquisition of Pilgrim Investments, Inc. by ING Groep N.V. ING Investments paid Brandes approximately $3,686,185 in sub-advisory fees for its services to the Fund for the fiscal year ended October 31, 2010.

ING Investment Management Co. (“ING IM”) is the Fund’s other sub-adviser and manages a separate sleeve of the Fund under the supervision of ING Investments. Founded in 1972, ING IM is a Connecticut corporation registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  As of December 31, 2009, ING IM managed approximately $61.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169. The sub-advisory agreement between ING Investments and ING IM was approved by shareholders of the Fund on October 12, 2008, in connection with a shareholder meeting to vote on the appointment of ING IM as a sub-adviser to the Fund. ING Investments paid ING IM approximately $3,250,079 in sub-advisory fees for its services to the Fund for the fiscal year ended October 31, 2010.

Brandes and ING IM act independently of the other and use their own methodology for selecting investments for the sleeve of the Fund managed by each. Each of Brandes and ING IM currently manage approximately 50% of the Fund’s assets. ING Investments has overall responsibility for the management of the Fund and oversees all investment advisory and portfolio management services for the Fund.

Why appoint del Rey as an additional sub-adviser?

Management believes the appointment of del Rey as a sub-adviser could potentially be beneficial to the Fund. The addition of del Rey would further diversify the Fund by manager and investment style. del Rey’s takes a “high-quality” approach to value investing that focuses on a stock’s absolute valuation, franchise quality and risk/reward characteristics, which management believes along with the management styles of Brandes and ING IM, could enhance the Fund’s overall performance.

Management also views the proposed appointment of del Rey as a sub-adviser as an opportunity to create a relationship with del Rey. Paul Hechmer, del Rey’s Chief Investment Officer, left Tradewinds Global Investors, LLC (“Tradewinds”), another asset manager, in June 2009, and founded del Rey shortly thereafter. While at Tradewinds, Mr. Hechmer managed $25 billion in international and global strategies and was the lead portfolio manager for ING International Value Choice Fund, a series of ING Mutual Funds, until June 2009, establishing a solid track record during his tenure.

Management believes that potential demand for del Rey’s international value strategy in the retail mutual fund market could lead to additional investment in the fund by new shareholders, a greater asset base and the ability to take larger investment positions.

If shareholders approve the proposed appointment of del Rey as a sub-adviser to the Fund, effective January 21, 2011, del Rey is expected to begin managing a separate sleeve of the Fund, independent of Brandes and ING IM. In such case, ING Investments would allocate 50% of the Fund’s assets to ING IM, 25% to Brandes and 25% to del Rey. Shareholders participate in the entire Fund - all three sleeves - and participate in the performance obtained by the three sub-advisers that manage an international value strategy.  ING Investments will continue to retain overall management and oversight responsibility for the Fund, and each sleeve will be viewed on a combined basis for compliance and performance purposes.

The current sub-advisory agreements with Brandes and ING IM remain in effect as of the Record Date.  In the event that Brandes nonetheless ceases to remain a sub-adviser to the Fund, either prior to or subsequent to the Special Meeting, it is expected that ING IM will be the sole sub-adviser to the Fund and will be responsible for the day-to-day management of the Fund’s entire portfolio, unless shareholders approve the appointment of del Rey as an additional sub-adviser, in which case del Rey and ING IM would be responsible for managing the Fund in two separate sleeves.

Who is del Rey?

del Rey is a registered investment adviser located at 6701 Center Drive West, Suite 655, Los Angeles, CA 90045. Founded in September 2009 by Paul Hechmer, del Rey focuses on international and global large cap investing. As of October 6, 2010, del Rey had approximately $1.1 billion in assets under management.

del Rey is 66% owned by Mr. Paul Hechmer and 25% owned by Northern Lights Capital Group, LLC, a Seattle private equity firm specializing in money management start-ups.

See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of del Rey.

Appendix D sets forth the names of another investment company with investment objectives and strategies similar to those of the Fund, for which del Rey acts as an investment sub-adviser, the annual rate of compensation and the net assets of the sleeve of that investment company when del Rey assumed sub-advisory duties on October 6, 2010.

What are the key terms of the del Rey Sub-Advisory Agreement?

A copy of the del Rey Sub-Advisory Agreement is attached at Appendix B.  The description of the del Rey Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

Under the del Rey Sub-Advisory Agreement, the fees payable to del Rey are paid by ING Investments, and not by the Fund.  Pursuant to the del Rey Sub-Advisory Agreement, del Rey acts as one of the Fund’s sub-advisers.  In this capacity, del Rey furnishes one of three sleeves of the Fund with investment advisory services in connection with a continuous investment program, and manages the Fund’s investments, as it pertains to that sleeve, in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s prospectus and statement of additional information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, del Rey, in its discretion, determines and selects the securities to be purchased for and sold from its sleeve of the Fund and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or reckless disregard of its obligations and duties, del Rey would not be liable to the Trust, its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the del Rey Sub-Advisory Agreement.

The sub-advisory fee payable under the del Rey Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Fund’s average daily net assets, in accordance with the schedule set out below.  For its fee, del Rey furnishes, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the del Rey Sub-Advisory Agreement. The sub-advisory fee under the del Rey Sub-Advisory Agreement will be pursuant to the following fee schedule (as a percentage of the Fund’s average daily net assets): 0.35% on the amount of net assets of the Fund initially allocated to del Rey’s sleeve upon its appointment as sub-adviser (the “Transitioned Amount”); 0.50% on net assets of the Fund in excess of the Transitioned Amount up to $800 million; and 0.60% on net assets of the Fund thereafter.

Unless terminated earlier, the del Rey Sub-Advisory Agreement shall continue in full force and effect through November 30, 2011.  Thereafter, unless earlier terminated, the del Rey Sub-Advisory Agreement shall continue in full force and effect for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, or (ii) the vote of a majority of the outstanding voting shares of the Fund, and provided that such continuance is also approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The del Rey Sub-Advisory Agreement may be terminated as follows: by ING Investments at any time without penalty, upon sixty (60) days’ written notice to del Rey and the Fund; at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to ING Investments and del Rey; or by del Rey upon three (3) months’ written notice unless the Fund or ING Investments requests additional time to find a replacement for del Rey, in which case del Rey shall allow the additional time requested by the Fund or ING Investments not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that del Rey may terminate the del Rey Sub-Advisory Agreement at any time without penalty, with respect to the Fund immediately, effective upon written notice to the ING Investments and the Fund, in the event either del Rey (acting in good faith) or ING Investments ceases to be registered as an investment adviser under Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund, ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the del Rey Sub-Advisory Agreement, and/or del Rey does not receive compensation for its services from ING Investments or the Fund as required by the terms of this agreement.

Will there be any changes to the Fund’s investment strategies as a result of appointing del Rey as an additional sub-adviser to the Fund?

Yes, the implementation of the del Rey Sub-Advisory Agreement will result in a change to the Fund’s investment strategies in order to incorporate del Rey’s investment style.  Specifically, about 25% of the Fund’s assets will be reallocated from the Brandes sleeve to the del Rey sleeve, and will be managed by del Rey employing its high-quality intrinsic value approach as described below under the subsection titled “del Rey.”  The Fund’s investment objective will continue to be long-term capital appreciation. If the proposed del Rey Sub-Advisory Agreement is approved by shareholders, del Rey will manage one sleeve of the Fund, and the investment strategies of the Fund will be as follows:

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The Fund holds common stocks, preferred stocks, depositary receipts, as well as convertible securities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

The Fund may invest in derivative instruments, including futures, options and swaps, among others. Under normal circumstances, the Fund will invest at least 65% of its assets in securities of companies located in a number of different countries other than the United States, which may include countries with emerging securities markets.

Brandes, del Rey and ING IM provide the day-to-day management of the Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments.

Brandes

Brandes applies the technique of “value investing” by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens international companies across the globe. Brandes focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. Brandes also applies the principles of its investment philosophy to determine an estimate of each company’s value, then thoroughly reviews each company to find and purchase shares of businesses that Brandes believes are selling at a significant discount to their true worth.

The Brandes portion of the Fund will typically invest, at the time of purchase, up to the greater of: (i) 20% of its assets in any one country or industry; or (ii) 150% of the weighting of the country or industry in the Morgan Stanley Capital International - Europe, Australasia, and Far East® Index (“MSCI EAFE® Index”) as long as the Fund meets any industry concentration or diversification requirements under the 1940 Act.

del Rey

del Rey seeks to generate long-term alpha by capitalizing on market inefficiencies by employing a high-quality intrinsic value approach. It employs a research-driven, bottom-up approach to security selection and portfolio construction. Companies are bought based on weighing their qualitative attractiveness versus the price that must be paid to obtain them. del Rey seeks to identify strong franchises that should be able to create value for shareholders under reasonable economic assumptions; invest in companies when they are attractively priced; build portfolios one stock at a time and control risk by remaining well diversified.

ING IM

ING IM employs a classic value approach to international investing by seeking out companies whose securities are trading at a discount to their intrinsic value with the potential for improving returns on capital or earnings growth. ING IM primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, ING IM focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Sub-Advisers may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Fund Asset Allocation

Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets among the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

Who will be the Fund’s portfolio managers after the appointment of del Rey as an additional sub-adviser to the Fund?

There will be no change to the portfolio management teams of Brandes and ING IM that currently manage the assets in their respective sleeves.  With the addition of del Rey as an additional sub-adviser to the Fund, a new management team from del Rey will manage the sleeve of the Fund allocated to del Rey.

Brandes

The members of Brandes’ Large Cap Investment Committee will remain jointly responsible for the day-to-day management of the sleeve of the Fund sub-advised by Brandes. The members of the Large Cap Investment Committee are listed below:

Glenn R. Carlson, CFA, Chief Executive Officer. Mr. Carlson serves as Chief Executive Officer and is a member of the firm’s Executive Committee. Mr. Carlson also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. He serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Mr. Carlson joined Brandes in 1996, has 24 years of investment experience and is a member of the Financial Analysts Society of San Diego.

Brent V. Woods, CFA, Managing Director - Investments. Mr. Woods is a member of the firm’s Executive Committee. He also serves as Managing Director-Investments with responsibility for the securities research efforts of the firm and oversight of the product investment committees. In addition, Mr. Woods is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Mr. Woods joined Brandes in 1998 and has 12 years of investment experience. Prior to joining Brandes, he worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions.

Amelia Maccoun Morris, CFA, Director - Investments. Ms. Morris is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, she contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Ms. Morris joined Brandes in 1998 and has 19 years of investment experience. Prior to joining Brandes, she worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank.

W. James Brown, CFA, Director - Investments. Mr. Brown is a senior analyst and a voting member of the Large Cap Investment Committee. He also leads the firm’s research efforts in the financial institutions and utilities sectors. Mr. Brown joined Brandes in 1996 and has 23 years of investment experience. Prior to joining Brandes, Mr. Brown was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm.

Brent Fredberg, Senior Analyst. Mr. Fredberg is a senior analyst responsible for research in the technology and household durables areas. He is a voting member of the firm’s Large Cap Investment Committee. Mr. Fredberg joined Brandes in 1999 and has 13 years of finance and investment experience. Prior to joining Brandes, Mr. Fredberg worked for a major U.S. consumer products company as a financial analyst and controller.

Jeffrey Germain, CFA, Analyst. Mr. Germain is an analyst on the basic materials team. He is a voting member of the Large Cap Investment Committee. Prior to joining Brandes, he was a financial analyst at a major publishing company and prior to that he managed the financial and operational functions for a family business in the travel industry. Mr. Germain joined Brandes in 2001 and has 8 years of investment experience.

ING IM

The following individuals, led by Mr. Philip A. Schwartz, are responsible for the day-to-day management of ING IM’s sleeve of the Fund:

Philip A. Schwartz, CFA, is Head of International Equity and Senior Portfolio Manager for the international value strategy and has extensive experience covering international markets. Mr. Schwartz is responsible for managing portfolios as well as designing and implementing the international value investment process. Prior to joining ING IM in 1993, Mr. Schwartz was with European investment firm Cheuvreux de Virieu in Paris and New York.

John Pairaktaridis, Assistant Portfolio Manager and International Research Analyst, joined ING IM in 2004. Prior to joining ING IM, he was a portfolio analyst at Neuberger Berman, LLC.

Joseph Vultaggio, Assistant Portfolio Manager and Senior International Research Analyst, joined ING IM in 1994. Mr. Vultaggio is responsible for the European markets.

del Rey

The day-to-day management of del Rey’s sleeve of the Fund will be performed by Paul J. Hechmer.

Mr. Hechmer is a founding partner and the chief investment officer of del Rey Global Investors, LLC. Mr. Hechmer has more than 16 years of investment experience managing international and global strategies. Prior to forming del Rey, Mr. Hechmer was executive managing director and lead portfolio manager for Tradewinds, a firm he founded in 2006. In this role he managed more than $25 billion in international and global strategies. Before forming Tradewinds, Mr. Hechmer served in the same capacity at Tradewinds’ affiliate firm, NWQ Investment Management, and at Palley-Needleman Asset Management. He has also held analyst positions at Founders Asset Management and the Farmers Investment Group.

Mr. Hechmer has a BS from the University of Notre Dame and an MBA from UCLA — Anderson School of Management.

Mr. Hechmer is supported by the following three analysts. Together with Mr. Hechmer they are referred to as the “Analyst Team.”

Kurt Moeller — Prior to joining del Rey, Mr. Moeller was an equity analyst with RCM Capital from July 2002 to April 2009. Before that, Mr. Moeller was an equity analyst at ABN AMRO Asset Management and at Grantham, Mayo, Van Otterloo & Co. Mr. Moeller received a BA from Rice University and an MBA from Indiana Unviersity’s Kelley School of Business. He has more than 12 years of experience and has earned the Chartered Financial Analyst designation.

Patricia Higase - Prior to joining del Rey in February 2010, Ms. Higase worked as an assistant portfolio manager for the Japanese portfolio of the Public Sector Pension Investments of Canada from May 2006 to November 2007. Previously, Ms. Higase worked for Matthews International Capital Management as the portfolio manager for the Japan Fund and Asian Technology Fund from January 2004 to November 2005. She also held positions at Fidelity Capital Markets and Eaton Vance Management Company. Ms. Higase received a BA from Grinnell College and an MBA from the Boston University Graduate School of Management. She has also studied at Sophia University in Tokyo and is fluent in spoken and written Japanese. Ms. Higase has more than 10 years industry experience and has earned the Chartered Financial Analyst designation.

Reto Aeberhard - Prior to joining del Rey in February 2010, Mr. Aeberhard was an independent financial consultant with TEP, Inc. from July 2008 to December 2009. He was previously an equity analyst with Bristlecone Value Partners from July 2007 to June 2008. He was also a financial consultant with Alliance Resource Group from October 2005 to July 2007. Mr. Aeberhard has a BBA from California State University San Marcos and an MBA from the University of Southern California.

The Multi-Manager Approach and the Reallocation of Fund Assets

If shareholders approve the appointment of del Rey as an additional sub-adviser, effective on or around January 21, 2011, ING Investments initially intends to reallocate the Fund’s assets such that Brandes and del Rey each manage approximately 25% of the Fund’s assets in their respective sleeve, leaving ING IM’s allocation unchanged at approximately 50% of the Fund. To facilitate the reallocation, a transition manager will be retained on or around January 14, 2011 to align del Rey’s sleeve of the Fund with del Rey’s investment strategies for that sleeve. The transition manager will sell some of the securities allocated from Brandes’ sleeve of the Fund.  The proceeds of such sales are expected to be invested in securities that del Rey wishes to hold in its sleeve of the Fund and may also be held in temporary investments. The reallocation will result in transactional costs that will be shared equally between ING Investments and the Fund.

ING Investments may at its discretion change the allocation of the Fund’s assets among the Fund’s sub-advisers.

What are the key risks of investing in the Fund after the change in investment strategies?

The following outlines the principal risks of investing in the Fund under the revised investment strategies.  The Fund’s risk profile is not expected to change as a result of appointing del Rey as an additional sub-adviser.  You could lose money on an investment in the Fund.  The Fund may be affected by the following risks, among others:

Company - The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities — Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, the Fund could lose money. The Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Fund’s returns.

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt securities are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.

Currency.  To the extent that the Fund invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, the Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of the Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund; thus exaggerating any increase or decrease in the net asset value of the Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. The Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to the Fund.

Foreign Investments/Developing and Emerging Markets — Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Interest Rate — With bonds and other debt securities, a rise in interest rates generally causes values to fall. Falling interest rates will cause the Fund’s income to decline over time. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment By Other Funds - Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the Fund, the Fund’s performance or realization of capital gains could be affected. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of funds and will attempt to minimize any adverse effects on the Funds and funds-of-funds as a result of these transactions.

Liquidity.  If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying the investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing — Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer.

How has Mr. Hechmer performed in the past managing similar accounts?

del Rey maintains performance composite results for its International Equity Composite (the “Composite”), which is designed to show how a composite of all similar accounts managed by Mr. Hechmer performed over various periods in the past. The Composite reflects the performance of actual fee-paying and non-fee paying, fully discretionary accounts under management by Mr. Hechmer for at least one month beginning November 1, 2002 that have investment objectives, policies and strategies that are substantially similar to those del Rey intends to implement for the Fund. The Composite result represents the strategy’s track record established primarily by Mr. Hechmer.  del Rey was founded on September 24, 2009 by Mr. Hechmer, and from that date onward Mr. Hechmer has served as del Rey’s sole portfolio manager and has been the only person primarily responsible for managing all accounts in the Composite that are advised by del Rey.  For the period from November 1, 2002 through September 23, 2009, while Mr. Hechmer was affiliated with prior advisory firms with different research, trading and analyst personnel, he was also primarily responsible for the day-to-day portfolio management of all accounts included in the Composite.

The returns for the Composite have been modified to reflect the fees and expenses of the Fund’s Class A shares. The accounts in the Composite do not necessarily pay the same expenses that mutual funds pay and are not necessarily subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations. The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of Mr. Hechmer or del Rey. The performance reflected in the composite was calculated differently than the method used for calculating mutual fund performance pursuant to SEC guidelines.

The table below shows the returns for the Composite compared with the MSCI EAFE® Index and the Morningstar Foreign Large Value Category Average. This information is designed to demonstrate the historical track record of Mr. Hechmer’s international value strategy. It does not indicate how the Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

	Average Annual Total Returns
	As of July 31, 2010
					Since Inception
	YTD	1 Year	3 Year	5 Year	(November 1, 2002)
Hechmer Composite (with maximum sales charge of 5.75% for Class A)	(3.76)%	0.79%	(5.63)%	3.25%	12.06%
Hechmer Composite (with no sales charges)	2.11%	6.94%	(3.75)%	4.48%	12.88%
MSCI EAFE® Index(1)	(5.00)%	6.26%	(10.28)%	2.10%	8.66%
Morningstar Foreign Large Value Category Average	(4.41)%	5.85%	(10.52)%	1.47%	8.61%

(1)  The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Calendar Year Returns

	2003	2004	2005	2006	2007	2008	2009
Hechmer Composite (with maximum sales charge of 5.75% for Class A)	37.68%	21.33%	6.59%	11.38%	3.82%	(33.82)%	12.50%
Hechmer Composite (with no sales charges)	46.08%	28.73%	13.09%	18.15%	10.15%	(29.78)%	19.36%
MSCI EAFE® Index	38.59%	20.25%	13.54%	26.34%	11.17%	(43.38)%	31.78%
Morningstar Foreign Large Value Category Average	39.07%	21.99%	13.19%	25.98%	9.01%	(42.41)%	30.33%

What are the changes to the Fund’s fee structure due to the addition of del Rey as a sub-adviser?

Although the proposed appointment of del Rey as a sub-adviser will not affect the Fund’s current advisory fee structure or expense limits, it is expected to lead to lower overall expenses for the Fund due to ING Investments’ agreement to share the savings it receives from the reduced sub-advisory fees charged by del Rey (discussed below), subject to shareholder approval of Proposal One.

For the services it provides to the Fund under the Investment Management Agreement, ING Investments will continue receiving advisory fees, payable monthly, pursuant to the following fee schedule (as a percentage of the Fund’s average daily net assets): 1.00% on the first $5 billion; 0.95% on the next $2.5 billion; 0.90% on the next $2.5 billion; and 0.85% on assets above $10 billion. Under the Fund’s current expense limitation agreement, ING Investments is contractually obligated to limit the Fund’s expenses through at least [March 1, 2011], excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by ING Investments within three years. The limit for each class of the Fund will remain as follows: 1.80% for Class A, 2.50% for Class B and Class C, and 1.50% for Class I and Class W.

Reduced sub-advisory fee and net expenses

Please see the table below for the fee schedules of sub-advisory fees (as a percentage of the Fund’s average daily net assets managed by each sub-adviser) currently payable to Brandes and ING IM and the fee payable to del Rey if the del Rey Sub-Advisory Agreement is approved.

	Brandes Investment Sleeve	ING IM Investment Sleeve	del Rey Investment Sleeve
Sub-advisory fee	0.50%	0.45% on the first $5 billion; 0.4275% on the next $2.5 billion; 0.4050% on the next $2.5 billion; and 0.3825% on assets above $10 billion	0.35% on the Transitioned Amount(1) 0.50% on net assets of the Fund in excess of the Transitioned Amount up to $800 million; and 0.60% on net assets of the Fund thereafter.

The sub-advisory fee rate payable to del Rey on the Fund’s assets initially allocated to del Rey will result in a reduction of the Fund’s blended sub-advisory fee. Based on the Fund’s net assets of $1.332 billion as of July 31, 2010, by allocating 25% of the Fund’s assets from Brandes to del Rey, the Fund’s blended sub-advisory fee would be reduced from 0.48% to 0.44% and would create a benefit to the Adviser, which is estimated to be approximately $508,000 annually. Subject to shareholder approval of the del Rey Sub-Advisory Agreement, ING Investments will share the benefit of the lower sub-advisory fee equally with the Fund, which is expected to result in lower net expenses for the Fund.

The following table shows current published annual fund expense ratios for the Fund as a percentage of average daily net assets. The pro forma operating expenses show the anticipated effects of the cost savings shared by ING Investments with the Fund upon implementing the del Rey Sub-Advisory Agreement on both total and net annual operating expenses.

(1)  The Transitioned Amount, as defined earlier, is the amount of the Fund’s net assets initially allocated to del Rey’s sleeve upon its appointment as the Fund’s sub-adviser.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)

	ING International Value Fund (Current)	ING International Value Fund (Pro Forma -After implementing 50/50 savings split from del Rey Sub- Advisory Agreement) (1)
CLASS A
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.30%	0.30%
Administrative Services Fees	0.10%	0.10%
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses(2)	1.64%	1.64%
Waivers and Reimbursements	—	(0.02	)%(3)
Net Expenses	1.64%	1.62%

CLASS B
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	1.00%	1.00%
Administrative Services Fees	0.10%	0.10%
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses(2)	2.34%	2.34%
Waivers and Reimbursements	—	(0.02	)%(3)
Net Expenses	2.34%	2.32%

CLASS C
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	1.00%	1.00%
Administrative Services Fees	0.10%	0.10%
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses(2)	2.34%	2.34%
Waivers and Reimbursements	—	(0.02	)%(3)
Net Expenses	2.34%	2.32%

CLASS I
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	—	—
Administrative Services Fees	0.10%	0.10%
Other Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses(2)	1.29%	1.29%
Waivers and Reimbursements	—	(0.02	)%(3)
Net Expenses	1.29%	1.27%

CLASS W
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	—	—
Administrative Services Fees	0.10%	0.10%
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses(2)	1.34%	1.34%
Waivers and Reimbursements	—	(0.02	)%(3)
Net Expenses	1.34%	1.32%

(1)	This table shows the estimated operating expenses for each class of the Fund as a ratio of expenses to average daily net assets. These expenses are based on each class’ actual operating expenses for the six month period ended April 30, 2010 as adjusted for contractual changes, if any, and fee waivers to which ING Investments has agreed.

(2)

Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)	The fee waivers are estimated based on the Fund’s net assets and the allocation of 25% of the Fund’s assets from Brandes to del Rey as of April 30, 2010.

What was the process of selecting del Rey as an additional sub-adviser to the Fund?

ING Investments did not perform a traditional sub-advisory search when considering the addition of del Rey as a sub-adviser to the Fund because of the high degree of familiarity with the proposed portfolio manager and high opinion of his capabilities, which management believes could benefit the Fund and its shareholders.

The Board has established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING Funds, including the Fund. In advance of the committee’s meeting held on September 24, 2010, Management provided the committee members with written materials in support of the proposed addition of a new sub-adviser to the Fund.  The committee reviewed the terms of the proposed del Rey Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of del Rey as an additional sub-adviser to the Fund. At the conclusion of the meeting, the committee determined that it would recommend to the full Board the proposed del Rey Sub-Advisory Agreement.

At the September 30, 2010 Board meeting, the Board members considered the materials provided to the Contracts Committee and consequently approved the proposal to engage del Rey to provide sub-advisory services to the Fund.  The Board also approved the del Rey Sub-Advisory Agreement.

Factors considered by the Board

At a meeting of the Board held on September 30, 2010, the Board, including a majority of the Independent Trustees, determined to appoint del Rey as an additional sub-adviser to the Fund pursuant to the del Rey Sub-Advisory Agreement. The Board’s primary consideration in taking this action was management’s belief that the appointment of del Rey as a sub-adviser could be beneficial to the Fund by further diversifying the Fund by manager and investment style and potentially enhance the Fund’s overall performance. In determining whether to approve the del Rey Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination.  The materials provided to the Board in support of the del Rey Sub-Advisory Agreement included the following:  (1) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting that discuss management’s rationale for recommending that del Rey serve as a sub-adviser to the Fund; (2) responses from del Rey to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the del Rey Sub-Advisory Agreement on behalf of the Fund; and (4) other information relevant to the Board’s evaluation.

In approving the del Rey Sub-Advisory Agreement, the Board considered (i) the nature, extent and quality of services to be provided, (ii) the fees payable to del Rey , (iii) the appropriateness of the selection of del Rey in light of the Fund’s investment objective and investor base; (iv) del Rey’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (v) del Rey’s Code of Ethics and related procedures for complying with that Code.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided under the del Rey Sub-Advisory Agreement. The Board considered the view of ING Investments with respect to the reputation of del Rey and its founder Mr. Hechmer, including the performance of Mr. Hechmer’s international value strategy.  The Board also considered the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of del Rey and its fit among the stable of managers in the ING funds line-up.

Based on their review, the Board concluded that the nature, quality and extent of services to be provided under the del Rey Sub-Advisory Agreement were appropriate.

Fees, Expenses and Profitability. The Board reviewed and discussed the information provided by ING Investments and del Rey on the sub-advisory fee rate payable under the del Rey Sub-Advisory Agreement.   The Board considered the fairness of the compensation under the del Rey Sub-Advisory Agreement in light of the services to be provided by del Rey, including a comparison of such services and amounts paid by other registered investment companies, and the projected profitability of del Rey as one of the Fund’s sub-advisers.  The Board also considered the lower sub-advisory fee payable by ING Investments to del Rey, and noted that any cost savings resulting from the lower sub-advisory fee would be split equally with the Fund.   The Board further discussed the costs of the services to be provided by del Rey and noted that the cost of the solicitation will be shared equally between the Fund and ING Investments (and/or an affiliate).

After its deliberation, the Board concluded that the sub-advisory fee rate payable by ING Investments to del Rey is reasonable in the context of all factors considered by the Board.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the del Rey Sub-Advisory Agreement.  No single factor was determinative in the Board’s analysis.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its September 30, 2010 meeting, approved Proposal One and voted to recommend to shareholders that they approve the

Proposal.  The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to appoint del Rey as an additional sub-adviser to the Fund and the implementation of the del Rey Sub-Advisory Agreement, as discussed in this Proxy Statement.

What is the required vote?

The Fund’s shareholders must approve Proposal One for it to be effective.  The Proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of the lesser of:  (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Approval of Proposal One is not contingent upon shareholder approval of the other Proposals discussed in this Proxy Statement.

What happens if shareholders do not approve Proposal One?

If shareholders do not approve the Proposal, the Fund will continue to be sub-advised by Brandes and ING IM and the Board will determine what additional action, if any, should be taken.

What other entities act as service providers to the Fund?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, serves as the administrator to the Fund.  ING Funds Services receives an administrative services fee from the Fund equal to 0.10%, computed as a percentage of the Fund’s average daily net assets.  ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  ING Funds Services received approximately $1,457,026 for its services to the Fund for the fiscal year ended October 31, 2010.

ING Investments Distributor, LLC (“IID”) is the principal underwriter and distributor of the Fund.  IID’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.  IID is a subsidiary of ING Investments and an indirect, wholly-owned subsidiary of ING Groep.  IID received approximately $4,436,487 for its services to the Fund for the fiscal year ended October 31, 2010.

During the fiscal year ended October 31, 2010, the Fund did not pay any brokerage commissions to affiliated broker-dealers.

PROPOSAL TWO

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE FUND BETWEEN ING INVESTMENTS AND EACH OF ING INVESTMENT MANAGEMENT ASIA/PACIFIC (HONG KONG) LIMITED AND ING INVESTMENT MANAGEMENT ADVISORS B.V.

What is Proposal Two?

The Board recommends that shareholders of the Fund approve a new sub-advisory agreement between ING Investments and each of ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia”) and ING Investment Management Advisors B.V. (“IIM B.V.”) (each, an “ING IM Affiliate” and collectively, the “ING IM Affiliates”) on behalf of the Fund (the “Proposed Foreign Affiliate Sub-Advisory Agreements”).

The Fund’s shareholders are being asked to approve:

•      Proposal 2(A) to approve the Proposed Foreign Affiliate Sub-Advisory Agreement between ING Investments and IIM Asia on behalf of the Fund; and

•      Proposal 2(B) to approve the Proposed Foreign Affiliate Sub-Advisory Agreement between ING Investments and IIM B.V. on behalf of the Fund.

The implementation of Proposal 2(A) and Proposal 2(B) are contingent upon shareholders approving both Proposal 2(A) and Proposal 2(B).  If shareholders approve both Proposal 2(A) and Proposal 2(B), IIM Asia and IIM B.V. would serve as additional sub-advisers to the Fund.

Initially, ING Investments will only allocate assets to Brandes and ING IM, and subject to shareholder approval of Proposal One, del Rey.  However, in the future, to pursue the Fund’s investment objective ING Investments may at its discretion allocate a portion of the Fund’s assets to IIM Asia and/or IIM B.V. for management, and may change the allocation of the Fund’s assets among all sub-advisers of the Fund.  Each sub-adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee based on the Fund’s average daily net assets it manages as described below with respect to IIM Asia and IIM B.V. and as described in Proposal One with respect to Brandes, ING IM and del Rey.

The Proposed Foreign Affiliate Sub-Advisory Agreements would permit ING Investments to obtain from time to time from each ING IM Affiliate investment advice, including factual information, research reports, investment recommendations and trading services and to grant to one or more of the ING IM Affiliates investment management authority if ING Investments believes that doing so would benefit the Fund. ING Investments believes that the Proposed Foreign Affiliate Sub-Advisory Agreements will provide flexibility and allow ING Investments to access a broader talent base to build the best portfolio management teams to serve the Fund by allowing the Fund to access portfolio managers and investment personnel located in other offices, including those outside the United States, who might have specialized expertise with respect to local companies, markets and economies and/or various types of investments and investment techniques.

Who are the ING IM Affiliates?

Each ING IM Affiliate is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep.

IIM B.V. is a Netherlands corporation with principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. Organized in 1896, IIM B.V. became an investment advisory company in 1991. As of September 30, 2010, IIM B.V. had approximately $2.2 billion in assets under management. IIM B.V. operates under the collective management of ING Investment Management Europe, which, as of September 30, 2010, had approximately $212 billion in assets under management.

IIM Asia is a company belonging to ING Groep whose registered office is at 39/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong. As of December 31, 2009, IIM Asia, together with other ING IM affiliated companies in the Asia Pacific region including Japan, managed approximately $2.6 billion in assets.

See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of IIM B.V. and IIM Asia.

What are the key terms of the Proposed Foreign Affiliate Sub-Advisory Agreements?

The ING IM Affiliates would only receive sub-advisory fees to the extent that ING Investments actually allocates assets of the Fund to the ING IM Affiliates to manage.  Similar to the fee structure in place for ING IM pursuant to its current sub-advisory agreement, each ING IM Affiliate providing advisory services will receive from ING Investments, a sub-advisory fee (as a percentage of the Fund’s average daily net assets that have been allocated to such ING IM Affiliate by ING Investments), payable monthly, based on the following schedule 0.45% on the first $5 billion; 0.4275% on the next $2.5 billion; 0.4050% on the next $2.5 billion; and 0.3825% on assets above $10 billion. Because ING Investments will continue to pay all of the sub-advisory fees charged by the ING IM Affiliates, the Proposed Foreign Affiliate Sub-Advisory Agreements will not affect the Fund’s expense structure. The ING IM Affiliates are sub-advisers for other funds for which ING Investments is the investment adviser. The terms of the Proposed Foreign Affiliate Sub-Advisory Agreements, a form of which is set forth in Appendix E, are substantially the same as the investment sub-advisory agreement in place for the other fund(s). The description of the Proposed Foreign Affiliate Sub-Advisory Agreements that follows is qualified in its entirety by reference to Appendix E.

If Proposal 2(A) and Proposal 2(B) are approved by shareholders, the Proposed Foreign Affiliate Sub-Advisory Agreements are expected to become effective on or around January 21, 2011 and will remain in full force and effect, unless otherwise terminated, through November 30, 2012.  Thereafter, unless earlier terminated, the Proposed Foreign Affiliate Sub-Advisory Agreements shall continue in full force and effect for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, or (ii) the vote of a majority of the outstanding voting shares of the Fund, and provided that such continuance is also approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or reckless disregard of its obligations and duties, neither of the ING IM Affiliates would not be liable to the Trust, its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the applicable Proposed Foreign Affiliated Sub-Advisory Agreement.

Each Proposed Foreign Affiliate Sub-Advisory Agreement may be terminated as follows: by ING Investments at any time without penalty, upon sixty (60) days’ written notice to the applicable ING IM Affiliate and the Fund; at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to ING Investments and the applicable ING IM Affiliate; or by the applicable ING IM Affiliate upon three (3) months’ written notice unless the Fund or ING Investments requests additional time to find a replacement for such ING IM Affiliate, in which case such ING IM Affiliate shall allow the additional time requested by the Fund or ING Investments not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that the ING IM Affiliates may terminate their respective Proposed Foreign Affiliate Sub-Advisory Agreement at any time without penalty, with respect to the Fund immediately, effective upon written notice to the ING Investments and the Fund, in the event either the ING IM Affiliate (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund, ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Foreign Affiliate Sub-Advisory Agreement, and/or the ING IM Affiliate does not receive compensation for its services from ING Investments or the Fund as required by the terms of this agreement.

Board Considerations

At the September 30, 2010 Board meeting, management recommended, and the Board approved, the Proposed Foreign Affiliate Sub-Advisory Agreements on behalf of the Fund.

The Board considered that the ING IM Affiliates serve as sub-advisers for other funds managed by ING Investments, and that as part of their annual contract renewal process, they had renewed the investment sub-advisory agreement for such funds following a review process that concluded at their November 12, 2009 meeting. The Board also considered that management represented that the information provided with respect to the ING IM Affiliates in connection with that contract renewal meeting had not changed materially.

In approving the Proposed Foreign Affiliate Sub-Advisory Agreement with respect to each ING IM Affiliate, the Board considered: (i) the nature, extent and quality of services to be provided, (ii) the cost of services to be provided, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether the fee level reflects any possible economies of scale for the benefit of shareholders of the Fund, (v) comparisons of services currently rendered by ING IM and to be rendered by ING IM Affiliates to the Fund and the sub-advisory fees currently paid to ING IM and to be paid to ING IM Affiliates for their sub-advisory services to the Fund and (vi) any benefits to be realized by the ING IM Affiliates from their relationship with the Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Proposed Foreign Affiliate Sub-Advisory Agreement for the Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided under the Proposed Foreign Affiliate Sub-Advisory Agreements. The Board considered the benefits described by ING Investments in having multiple ING IM Affiliates. The Board noted that the Proposed Foreign Affiliate Sub-Advisory Agreements will provide flexibility to access a broader talent base of portfolio managers and facilitate ING IM’s global trading desk strategy. The Board reviewed the qualifications and background of each ING IM Affiliate and the resources made available to the ING IM Affiliates’ personnel.

Based on their review, the Board concluded that the nature, quality and extent of services to be provided under the Proposed Foreign Affiliate Sub-Advisory Agreements were appropriate and would generally be at the same level as the services currently provided by ING IM to the Fund.

Fees, Expenses and Profitability. The Board reviewed and discussed the information provided by ING Investments and the ING IM Affiliates on the sub-advisory fee rate payable under the Proposed Foreign Affiliate Sub-Advisory Agreements. The Board noted that the sub-advisory fee to be paid to each ING IM Affiliate is the same fee paid to ING IM for its sub-advisory services to the Fund and is consistent with how the advisers of other funds in the ING Funds complex pay sub-advisers for their sub-advisory services. The Board considered how the sub-advisory fees relate to the overall advisory fees for the Fund and noted that the payment of sub-advisory fees pursuant to the Proposed Foreign Affiliate Sub-Advisory Agreements would have no effect on the Fund’s fee structure because ING Investments compensates the ING IM Affiliates from its advisory fee.

The Board noted that the ING IM Affiliates did not provide an estimate of their profitability in connection with the management of the Fund, but noted that the Board previously had considered ING Investments’ profitability and concluded that the fees appeared to be reasonable in comparison with the costs of providing advisory services to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Proposed Sub-Advisory Agreement. No single factor was determinative in the Board’s analysis.

What is the recommendation of the Board?

Based upon its review, the Board has determined that each of Proposal 2(A) and Proposal 2(B) is in the interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its September 30, 2010 meeting, approved each of Proposal 2(A) and Proposal 2(B) and voted to recommend to shareholders that they approve Proposal 2(A) and Proposal 2(B).  The Board is therefore recommending that the Fund’s shareholders vote “FOR” each of Proposal 2(A) and Proposal 2(B) to approve a new sub-advisory agreement between ING Investments and each of IIM Asia and IIM B.V. and the implementation of the Proposed Foreign Affiliate Sub-Advisory Agreements, as discussed in this Proxy Statement.

What is the required vote?

The Fund’s shareholders must approve each of Proposal 2(A) and Proposal 2(B) for them to be effective.  Each of Proposal 2(A) and Proposal 2(B) must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of the lesser of:  (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Approval of Proposal 2(A) and Proposal 2(B) is not contingent upon shareholder approval of the other Proposals discussed in this Proxy Statement.  However, the implementation of Proposal 2(A) and Proposal 2(B) are contingent upon shareholders approving both Proposal 2(A) and Proposal 2(B).

What happens if shareholders do not approve each of Proposal 2(A) and Proposal 2(B)?

If shareholders do not approve each of Proposal 2(A) and Proposal 2(B), the foreign affiliates of ING IM will not sub-advise any portion of the Fund’s assets and the Board will determine what additional action, if any, should be taken.

PROPOSAL THREE

APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT FOR THE ADVISER, SUBJECT TO APPROVAL BY THE BOARD, TO ENTER INTO, OR MATERIALLY AMEND, SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL

What is Proposal Three?

At the Board’s September 30, 2010 meeting, the Board approved a Manager-of-Managers arrangement for the Fund and voted to recommend its approval to the Fund’s shareholders.  Subject to the supervision and approval of the Board and approval of the Fund’s shareholders, ING Investments is responsible for managing the assets of the Fund and is permitted, under the terms of the Investment Management Agreement, to engage sub-advisers to provide portfolio management services to the Fund. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

Under the Investment Management Agreement, ING Investments monitors the investment programs of the Fund’s sub-advisers, reviews all data and financial reports prepared by the sub-advisers, establishes and maintains communications with the sub-advisers, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser, ING Investments also oversees and monitors the performance of the Fund’s sub-advisers and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing the Fund.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a fund’s shareholders under the 1940 Act. The SEC has issued an exemptive order (the “Order”) permitting ING Investments to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Trustees) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a “Manager-of-Managers” fund. The Fund can operate as Manager-of-Managers Fund in reliance upon the Order only if, among other things, the Fund’s shareholders have approved the Manager-of-Managers arrangement.

Shareholders of the Fund are therefore being asked to approve operation of the Fund as Manager-of-Managers Fund. If Proposal Three is approved, ING Investments will be permitted to enter into sub-advisory agreements with respect to the Fund, or to materially modify certain sub-advisory agreements, with prior approval by the Board but without such sub-advisory agreements being approved by the Fund’s shareholders. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Funds complex.

What is the proposed Manager-of-Managers arrangement?

On May 24, 2002, the SEC issued the Order permitting ING Investments, with the approval of the Board, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Fund and ING Investments anticipate that this relief would benefit shareholders to the extent that it will give the Fund and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Fund will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an “affiliated person,” as defined in the 1940 Act, of the Fund or ING Investments, other than by reason of serving as a sub-adviser to the Fund (“Affiliated Sub-Adviser”). In addition, the Board and ING Investments would not be able to materially amend a sub-advisory agreement with an Affiliated Sub-Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

The Order also permits the Fund to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ING Investments. Despite this relief, the funds in the ING Funds Complex have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Fund and ING Investments anticipate relying on the new rule and may no longer operate under the Order, and a vote here under the Order will be considered to be a satisfactory vote for operating a manager-of managers regime in reliance on the new rule, unless otherwise required by the new rule.  As of the date of this Proxy Statement, the proposed rule has not been adopted.

The Manager-of-Managers arrangement will enable the Fund to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

What are the conditions of the exemptive relief granted pursuant to the Order?

Under the terms of the Order, the Fund and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Fund may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers. In addition, under the terms of the Order, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser.  However, if ING Investments chooses to rely on any subsequent SEC rules, to obtain exemptive relief, or to rely on relief obtained by an affiliate, ING Investments may be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Fund’s shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. In connection with the provisions of the Order that provide an exemption from the disclosure requirement of sub-adviser compensation, the Order also requires ING Investments to provide the Board, no less frequently than quarterly, information regarding ING Investments’ profitability with respect to the Fund, which reflects the impact on ING Investments’ profitability of the hiring or terminating of any sub-adviser during the applicable quarter. The Fund’s prospectus must prominently discuss the Manager-of-Managers arrangement, including the fact that ING Investments has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement.   If a sub-adviser is hired or terminated, ING Investments must provide the Board with information showing the expected impact on its profitability.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Three is in the interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its September 30, 2010 meeting, approved Proposal Three and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that the Fund’s shareholders vote “FOR” the proposed Manager-of-Managers arrangement for the Fund, as discussed in this Proxy Statement.

What are the factors considered by the Board?

In determining whether to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangements to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by ING Investments.  Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. At the September 30, 2010 meeting, the Board voted to submit Proposal Three to the Fund’s shareholders.

After carefully considering the Fund’s contractual arrangement under which ING Investments been engaged as an investment adviser, and ING Investments’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders’ expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-advisers have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Three will not result in changes to the investment advisory fees paid by the Fund to ING Investments. ING Investments has negotiated and will continue to negotiate fees with sub-advisers when engaging them and entering into sub-advisory agreements.  These fees are paid directly by ING Investments and not by the Fund.  Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments.  The fees paid by the Fund to ING Investments and the fees paid by ING Investments to the sub-advisers are considered by the Board in approving and renewing the investment management and sub-advisory agreements.  Any increase in the investment management fee paid to ING Investments by the Fund would continue to require shareholder approval.  If shareholders approve Proposal Three, there will not be any diminution in the level of services provided to the Fund by ING Investments.

The Board concluded that it is appropriate and in the interests of the Fund’s shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint a sub-adviser or to materially amend a sub-advisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials and solicit proxy votes from shareholders. In addition, if a sub-adviser to the Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with ING Investments, the Trust currently must seek approval of a new sub-

advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund or no change to the services provided to the Fund.  This process is time-consuming and costly, and some of the costs may be borne by the Fund.  Without the delay inherent in holding a shareholder meeting, ING Investments and the Fund would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Fund.

What is the required vote?

The Fund’s shareholders must approve Proposal Three for it to be effective.  Proposal Three must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of the lesser of:  (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Approval of Proposal Three is not contingent upon shareholder approval of the other Proposals discussed in this Proxy Statement.

What happens if shareholders do not approve Proposal Three?

If shareholders do not approve the Manager-of-Managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Fund or any material changes to sub-advisory agreements.

ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot but did not vote on any Proposal, the persons named as proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a Proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person.  How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

October 8, 2010 has been chosen by the Board as the Record Date.  Each share of each class of the Fund on the Record Date is entitled to one vote.  The Fund’s shareholders at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date.  The presence in person or by proxy of shareholders owning a majority of the Fund’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists.  If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date).  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, both abstentions and broker non-votes will be counted against the Proposals. In addition, any abstentions will be voted against an adjournment, while broker non-votes will be disregarded in a vote related to an adjournment.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who pays for this proxy solicitation?

ING Investments (and/or an affiliate) and the Fund will equally share the costs associated with obtaining shareholder approval, including, but not limited to, the cost of retaining the Solicitor, preparing and filing the Proxy Statement, distributing the Proxy Statement to shareholders and conducting the shareholder meeting, which are estimated to be approximately $279,300.

Can shareholders submit proposals for consideration in a proxy statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.

Secretary

November 23, 2010

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A

ING INTERNATIONAL VALUE FUND

Beneficial Owners of More than 5% of a Class of the Fund

As of October 8, 2010

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund
MLPF & S for the Sole Benefit of the Customers 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	19.7% Class A; 27.3% Class B; 22.8% Class C; 25.4% Class I; Beneficial	22.0%
First Clearing 2801 Market St Saint Louis, MO 63103-2523	9.3% Class A; 12.8% Class B; 12.2% Class C; Beneficial	7.1%
Charles Schwab & Co Inc 101 Montgomery Street 11th Floor San Franciso, CA 94104-4151	9.1% Class A; Beneficial	4.7%
Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 W 34th St New York, NY 10001-2402	5.5% Class A; 6.9% Class B; 15.2% Class C; Beneficial	6.5%
WTRISC Academy of Art College 401K Ret Pl PO Box 52129 Phoenix, AZ 85072-2129	6.8% Class B; Beneficial	0.1%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.3% Class C; 72.7% Class W; Beneficial	4.5%
ING National Trust 1 Orange Way Windsor, CT 06095-4773	29.0% Class I; Beneficial	12.1%
Bank of America Na Ttee FBO Lasalle Pension Plan & Trust 700 Louisiana St Houston, TX 77002-2700	19.4% Class I; Beneficial	7.1%
Mac & Co Mutual Fund Ops-Tc PO Box 3198 Pittsburgh, PA 15230-3198	11.4% Class I; Beneficial	4.1%
Saxon & Co PO Box 7780-1888 Philadelphia, PA 19182-0001	23.2% Class W; Beneficial	0.8%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-1

APPENDIX B

FORM OF SUB-ADVISORY AGREEMENT

ING MAYFLOWER TRUST

This AGREEMENT is made as of this [   ] day of [    ] 2010, between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and del Rey Global Investors, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, ING Mayflower Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated September 1, 2000, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio as the Fund’s agent and attorney-in-fact with full power and authority in connection with such assets without prior consultation with any of the Manager, the Fund or the Fund’s Board of Trustees.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the

Manager and agreed to by the Sub-Adviser.  If a procedure applicable to a Series is to be revised, the Manager will provide reasonable prior notice to the Sub-Adviser of the proposed revisions, including a copy of the procedure as proposed to be revised.

In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy and/or plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Trust solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.  The Manager will be solely responsible for making all required filings of Form N-PX with the appropriate regulatory bodies.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manager in connection with its voting of proxies associated with securities contained in any of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets nor a pricing agent or the pricing agent for the Fund.  The Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, the Fund’s custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s negligence.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c)           The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)           With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, provided that the Sub-Adviser may only trade swaps and derivatives under ISDA Master Agreements which are substantially similar to those reviewed and approved by the Manager.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser; Representations of Manager.

(a)           The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and agrees and represents that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II and will promptly provide to the Manager any updates or revisions to the Sub-Adviser’s Form ADV.

(b)           The Manger agrees and represents that:

(i)            the Manager and representatives of the Fund prepared the Registration Materials and the Registration Materials (including the prospectus for each Series) comply in all material respects with all applicable laws, rules and regulations in each relevant jurisdiction;

(ii)           the Registration Materials (including the prospectus for each Series) do not contain any untrue statement of material fact or omit to state any material fact required by any applicable law to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading under applicable law; and

(iii)          the Manager and the Fund and all of their respective officers, directors, partners, employees and agents will comply, in all material respects, with all applicable laws and rules related to the Manager, the Fund, the offering and sale of shares of the Series and the business of the Fund and the Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manger or its officers, employees, affiliates or agents.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.  The Manager agrees that the Sub-Adviser may identify the Fund and each Series on its client list for public distribution.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser or the Fund’s registration under the 1940 Act; or has commenced proceedings or an investigation against either the Manger or the Fund that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Trust and further agrees to promptly make available to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Trust.

11.  Non-Exclusivity.

(a)           The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

(b)           The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that day-to-day management of the Series will be delegated to the Sub-Adviser, subject to the oversight of the Manager and the Fund’s Board of Trustees which shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s  breach of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the

Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2011.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Mayflower Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Kimberly A. Anderson

If to the Sub-Adviser:

del Rey Global Investors, LLC

6701 Center Drive West

Suite 655

Los Angeles, CA 90045

Attention:  Gerald W. Wheeler

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

Attention:  Chief Counsel

17.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

DEL REY GLOBAL INVESTORS, LLC

By:
Name:
Title:

AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

DEL REY GLOBAL INVESTORS, LLC

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)
ING International Value Fund

0.35% on assets initially allocated to del Rey’s sleeve upon its appointment as sub-adviser (the “Transitioned Amount”);
0.50% on net assets of the Fund in excess of the Transitioned Amount up to $800 million; and
0.60% on net assets of the Fund thereafter.

APPENDIX C

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Joseph M. O’Donnell — Senior Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson — Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. — Secretary

Principal Executive Officers of ING Mayflower Trust who are also officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Joseph M. O’Donnell — Executive Vice President and Chief Compliance Officer

Kimberly A. Anderson — Senior Vice President

Todd Modic — Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

Huey P. Falgout, Jr. — Secretary

Principal Executive Officers of del Rey Global Investors, LLC

6701 Center Drive West,

Los Angeles, CA 90045

Name and Title

Paul J. Hechmer — Chief Investment Officer

Gerald W. Wheeler — Chief Compliance Officer

Principal Executive Officers of ING Investment Management Advisors B.V.

Prinses Beatrixlaan 15,

2595 AK The Hague, The Netherlands

Name and Title

Michel Van Elk — Chief Executive Officer

Maaike Van Meer — Chief Compliance Officer

Jelle Van Der Giessen — Chief Investment Officer

Satish Bapat — Chief Financial Officer

Dirk Buggenhout — Chief Operating Officer

Principal Executive Officers of ING Investment Management Asia/Pacific (Hong Kong) Limited

39/F One International Financial Centre,

1 Harbour View Street, Central, Hong Kong

Name and Title

Grant A. Bailey - Director

Duncan K. Jepson — Regional Head of Legal and Compliance

Hari S. Iyer — Director

C-1

APPENDIX D

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES OR INVESTMENT STRATEGIES ADVISED OR SUB-ADVISED BY del REY GLOBAL INVESTORS, LLC (“del Rey”)

The following table sets forth the name of an investment company, with investment objectives similar to the Fund, for which del Rey acts as an investment sub-adviser, the annual rate of compensation, and the net assets of the sleeve of that investment company when del Rey assumed sub-advisory duties on October 6, 2010.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Sub-Advisory Fee Rate (as a % of Comparable Fund’s average daily net assets)
Russell International Developed Markets Fund	$424	0.34% on the first $100 million; 0.25% thereafter (aggregated across all clients within the Russell Groups of Companies)

D-1

APPENDIX E

FORM OF PROPOSED FOREIGN AFFILIATE SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of this          day of             , 2011, between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and [INSERT]  (the “Sub-Adviser”).

WHEREAS, ING Mayflower Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated September 1, 2000, as amended and restated (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  From time to time, at the request of the Manager, the Sub-adviser will cooperate with and assist a Transition Manager, hired by the Manager, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  At the request of the Manager, the Sub-Adviser will participate in standing instructions giving the Trusts’ custodian authority to administer daily foreign currency exchange transactions.

The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933

(the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)         In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian, as appointed from time to time, and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the administrator for the Trust, as appointed from time to time, in reviewing, determining or confirming, (including, if necessary, obtaining broker-quoted prices) consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the administrator, as appointed from time to time, seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b) (7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Manager for each month by the 10th business day of the following month:

1)             Report on Brokerage Commissions and Soft Dollar Usage.

2              Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act.

3)             Report on Illiquid and Restricted Securities held in each portfolio.

4)             Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Trust that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual Trusts as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)           The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)           The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(e)           The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers that participate in commission recapture programs benefiting the Trust, provided that neither the Sub-Adviser nor the Manager will direct brokerage in recognition of the sale of Trust shares.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations.  In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques and policies and procedures reasonably designed to prevent violations of the federal securities laws as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Trust, the Manager, any affiliated person of the Manager, and any controlling person of the Manager (the Trust and all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Mayflower Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

[Address]

Attention:  [Name]

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

[SUB-ADVISER]

By:

Name:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

[SUB-ADVISER]

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING International Value Fund	0.45% on the first $5 billion; 0.4275% on the next $2.5 billion; 0.4050% on the next $2.5 billion; and 0.3825% on assets in excess of $10 billion

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[INSERT ING LOGO & ADDRESS]

3 EASY WAYS TO VOTE YOUR PROXY

Vote by Phone: Call toll free 1-888-221-0697 and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-screen instructions.

Vote by Mail: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or internet, you do not need to return your Proxy Ballot.

ING MAYFLOWER TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 6, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING International Value Fund

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them (“Proxies”), with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on January 6, 2011 at 10:00a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                      A new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and del Rey Global Investors, LLC, the proposed additional sub-adviser to the Fund.

For  ☐                                                               Against ☐                                                                    Abstain ☐

2(A).        A new sub-advisory agreement between ING Investments and ING Investment Management Asia/Pacific (Hong Kong) Limited.

For  ☐                                                               Against ☐                                                                    Abstain ☐

2(B).        A new sub-advisory agreement between ING Investments and ING Investment Management Advisors B.V.

For  ☐                                                               Against ☐                                                                    Abstain ☐

3.                          A “Manager-of-Managers” arrangement for the Fund to permit ING Investments, subject to prior approval by the Board of Trustees of ING Mayflower Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

For  ☐                                                               Against ☐                                                                    Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.